Exhibit 99.1

Power Integrations Reports Third-Quarter Financial Results

Revenues increased 46 percent year-over-year to $176.8 million; GAAP earnings were $0.69 per diluted share; non-GAAP earnings were $0.84 per diluted share

Quarterly dividend rises to $0.15 per share; $50M added to repurchase authorization

SAN JOSE, Calif.--(BUSINESS WIRE)--October 28, 2021--Power Integrations (Nasdaq: POWI) today announced financial results for the quarter ended September 30, 2021. Net revenues for the third quarter of 2021 were $176.8 million, down two percent compared to the prior quarter and up 46 percent from the third quarter of 2020. Net income for the third quarter was $42.0 million or $0.69 per diluted share compared to $0.68 per diluted share in the prior quarter and $0.24 per diluted share in the third quarter of 2020. Cash flow from operations for the third quarter was $58.7 million.

In addition to its GAAP results, the company provided certain non-GAAP measures that exclude stock-based compensation, amortization of acquisition-related intangible assets and the tax effects of these items. Non-GAAP net income for the third quarter of 2021 was $51.8 million or $0.84 per diluted share compared with $0.83 per diluted share in the prior quarter and $0.40 per diluted share in the third quarter of 2020. A reconciliation of GAAP to non-GAAP financial results is included with the tables accompanying this press release.

Commented Balu Balakrishnan, president and CEO of Power Integrations: “We delivered another quarter of strong growth in revenues, earnings and cash flows. For the first nine months of 2021 our revenues were up 57 percent, and we are on track to outgrow the analog semiconductor industry by a wide margin this year thanks to broad market-share gains, strong uptake of our highly integrated GaN products, and secular trends such as energy efficiency, electrification, smart homes and appliances, and advanced chargers for mobile devices.”

Additional Highlights

  The company paid a cash dividend of $0.13 per share on September 30, 2021. The company’s board of directors has declared a dividend of $0.15 per share to be paid on December 31, 2021 to stockholders of record as of November 30, 2021.
  Power Integrations repurchased approximately 120,000 shares of its common stock during the quarter for $9.8 million. The company had approximately $55 million remaining on its repurchase authorization at quarter-end; the company’s board of directors has subsequently allocated an additional $50 million for share repurchases bringing the total allocation to approximately $105 million.

Financial Outlook

The company issued the following forecast for the fourth quarter of 2021:

  Revenues are expected to be $170 million plus or minus $5 million.
  Gross margins are expected to be similar to the third-quarter levels.
  GAAP operating expenses are expected to be approximately $49.5 million; non-GAAP operating expenses are expected to be approximately $40 million. Non-GAAP expenses are expected to exclude approximately $9.3 million of stock-based compensation and $0.2 million of amortization of acquisition-related intangible assets.

Conference Call Today at 1:30 p.m. Pacific Time

Power Integrations management will hold a conference call today at 1:30 p.m. Pacific time. Members of the investment community can register for the call by visiting the following link: https://conferencingportals.com/event/iobnvsok. A live webcast of the call will also be available on the investor section of the company's website, http://investors.power.com.

About Power Integrations

Power Integrations, Inc. is a leading innovator in semiconductor technologies for high-voltage power conversion. The company’s products are key building blocks in the clean-power ecosystem, enabling the generation of renewable energy as well as the efficient transmission and consumption of power in applications ranging from milliwatts to megawatts. For more information please visit www.power.com.

Note Regarding Use of Non-GAAP Financial Measures

In addition to the company's consolidated financial statements, which are presented according to GAAP, the company provides certain non-GAAP financial information that excludes stock-based compensation expenses recorded under ASC 718-10, amortization of acquisition-related intangible assets, and the tax effects of these items. The company uses these measures in its financial and operational decision-making and, with respect to one measure, in setting performance targets for compensation purposes. The company believes that these non-GAAP measures offer important analytical tools to help investors understand its operating results, and to facilitate comparability with the results of companies that provide similar measures. Non-GAAP measures have limitations as analytical tools and are not meant to be considered in isolation or as a substitute for GAAP financial information. For example, stock-based compensation is an important component of the company’s compensation mix, and will continue to result in significant expenses in the company’s GAAP results for the foreseeable future, but is not reflected in the non-GAAP measures. Also, other companies, including companies in Power Integrations’ industry, may calculate non-GAAP measures differently, limiting their usefulness as comparative measures. Reconciliations of non-GAAP measures to GAAP measures are attached to this press release.

Note Regarding Forward-Looking Statements

The above statements regarding the company’s forecast for its fourth-quarter financial performance are forward-looking statements reflecting management's current expectations and beliefs. These forward-looking statements are based on current information that is, by its nature, subject to rapid and even abrupt change. Due to risks and uncertainties associated with the company's business, actual results could differ materially from those projected or implied by these statements. These risks and uncertainties include, but are not limited to: the impact of the COVID-19 pandemic on demand for the company’s products, its ability to supply products and its ability to conduct other aspects of its business such as competing for new design wins; changes in global macroeconomic conditions, including changing tariffs and uncertainty regarding trade negotiations, which may impact the level of demand for the company’s products; potential changes and shifts in customer demand away from end products that utilize the company's integrated circuits to end products that do not incorporate the company's products; the effects of competition, which may cause the company’s revenues to decrease or cause the company to decrease its selling prices for its products; unforeseen costs and expenses; and unfavorable fluctuations in component costs or operating expenses resulting from changes in commodity prices and/or exchange rates. In addition, new product introductions and design wins are subject to the risks and uncertainties that typically accompany development and delivery of complex technologies to the marketplace, including product development delays and defects and market acceptance of the new products. These and other risk factors that may cause actual results to differ are more fully explained under the caption “Risk Factors” in the company's most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (SEC) on February 5, 2021. The company is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

Power Integrations and the Power Integrations logo are trademarks or registered trademarks of Power Integrations, Inc.

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF INCOME
(in thousands, except per-share amounts)

	Three Months Ended			Nine Months Ended
	September 30, 2021	June 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
NET REVENUES	$176,776	$180,110	$121,129	$530,623	$337,625

COST OF REVENUES	85,037	88,797	61,560	263,160	168,040

GROSS PROFIT	91,739	91,313	59,569	267,463	169,585

OPERATING EXPENSES:
Research and development	21,137	21,741	20,868	62,905	59,790
Sales and marketing	15,443	15,097	13,442	44,447	39,465
General and administrative	9,386	9,306	10,302	28,767	26,867
Amortization of acquisition-related intangible assets	181	193	216	590	703
Total operating expenses	46,147	46,337	44,828	136,709	126,825

INCOME FROM OPERATIONS	45,592	44,976	14,741	130,754	42,760

OTHER INCOME	206	173	877	976	4,134

INCOME BEFORE INCOME TAXES	45,798	45,149	15,618	131,730	46,894

PROVISION FOR INCOME TAXES	3,764	3,268	798	8,017	2,996

NET INCOME	$42,034	$41,881	$14,820	$123,713	$43,898

EARNINGS PER SHARE:
Basic	$0.70	$0.69	$0.25	$2.05	$0.74
Diluted	$0.69	$0.68	$0.24	$2.01	$0.72

SHARES USED IN PER-SHARE CALCULATION:
Basic	60,319	60,544	59,823	60,350	59,582
Diluted	61,363	61,466	60,852	61,466	60,668

SUPPLEMENTAL INFORMATION:	Three Months Ended			Nine Months Ended
	September 30, 2021	June 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Stock-based compensation expenses included in:
Cost of revenues	$664	$640	$602	$1,935	$1,250
Research and development	3,055	3,159	2,976	8,605	7,436
Sales and marketing	2,201	1,725	1,900	5,540	4,550
General and administrative	3,725	3,676	3,880	11,245	8,813
Total stock-based compensation expense	$9,645	$9,200	$9,358	$27,325	$22,049

Cost of revenues includes:
Amortization of acquisition-related intangible assets	$552	$619	$799	$1,925	$2,397

	Three Months Ended			Nine Months Ended
REVENUE MIX BY END MARKET	September 30, 2021	June 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Communications	25%	35%	32%	33%	28%
Computer	11%	8%	9%	9%	6%
Consumer	34%	31%	31%	31%	34%
Industrial	30%	26%	28%	27%	32%

POWER INTEGRATIONS, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(in thousands, except per-share amounts)

		Three Months Ended			Nine Months Ended
		September 30, 2021	June 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
	RECONCILIATION OF GROSS PROFIT
	GAAP gross profit	$91,739	$91,313	$59,569	$267,463	$169,585
	GAAP gross margin	51.9%	50.7%	49.2%	50.4%	50.2%

	Stock-based compensation included in cost of revenues	664	640	602	1,935	1,250
	Amortization of acquisition-related intangible assets	552	619	799	1,925	2,397

	Non-GAAP gross profit	$92,955	$92,572	$60,970	$271,323	$173,232
	Non-GAAP gross margin	52.6%	51.4%	50.3%	51.1%	51.3%

		Three Months Ended			Nine Months Ended
	RECONCILIATION OF OPERATING EXPENSES	September 30, 2021	June 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
	GAAP operating expenses	$46,147	$46,337	$44,828	$136,709	$126,825

Less:	Stock-based compensation expense included in operating expenses
	Research and development	3,055	3,159	2,976	8,605	7,436
	Sales and marketing	2,201	1,725	1,900	5,540	4,550
	General and administrative	3,725	3,676	3,880	11,245	8,813
	Total	8,981	8,560	8,756	25,390	20,799

	Amortization of acquisition-related intangible assets	181	193	216	590	703

	Non-GAAP operating expenses	$36,985	$37,584	$35,856	$110,729	$105,323

		Three Months Ended			Nine Months Ended
	RECONCILIATION OF INCOME FROM OPERATIONS	September 30, 2021	June 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
	GAAP income from operations	$45,592	$44,976	$14,741	$130,754	$42,760
	GAAP operating margin	25.8%	25.0%	12.2%	24.6%	12.7%

Add:	Total stock-based compensation	9,645	9,200	9,358	27,325	22,049
	Amortization of acquisition-related intangible assets	733	812	1,015	2,515	3,100

	Non-GAAP income from operations	$55,970	$54,988	$25,114	$160,594	$67,909
	Non-GAAP operating margin	31.7%	30.5%	20.7%	30.3%	20.1%

		Three Months Ended			Nine Months Ended
	RECONCILIATION OF PROVISION FOR INCOME TAXES	September 30, 2021	June 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
	GAAP provision for income taxes	$3,764	$3,268	$798	$8,017	$2,996
	GAAP effective tax rate	8.2%	7.2%	5.1%	6.1%	6.4%

	Tax effect of adjustments to GAAP results	(565)	(1,101)	(971)	(4,244)	(1,994)

	Non-GAAP provision for income taxes	$4,329	$4,369	$1,769	$12,261	$4,990
	Non-GAAP effective tax rate	7.7%	7.9%	6.8%	7.6%	6.9%

		Three Months Ended			Nine Months Ended
	RECONCILIATION OF NET INCOME PER SHARE (DILUTED)	September 30, 2021	June 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
	GAAP net income	$42,034	$41,881	$14,820	$123,713	$43,898

	Adjustments to GAAP net income
	Stock-based compensation	9,645	9,200	9,358	27,325	22,049
	Amortization of acquisition-related intangible assets	733	812	1,015	2,515	3,100
	Tax effect of items excluded from non-GAAP results	(565)	(1,101)	(971)	(4,244)	(1,994)

	Non-GAAP net income	$51,847	$50,792	$24,222	$149,309	$67,053

	Average shares outstanding for calculation of non-GAAP net income per share (diluted)	61,363	61,466	60,852	61,466	60,668

	Non-GAAP net income per share (diluted)	$0.84	$0.83	$0.40	$2.43	$1.11

	GAAP net income per share (diluted)	$0.69	$0.68	$0.24	$2.01	$0.72

POWER INTEGRATIONS, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2021	June 30, 2021	December 31, 2020
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$262,435	$297,481	$258,874
Short-term marketable securities	286,506	217,777	190,318
Accounts receivable, net	38,872	41,352	35,910
Inventories	91,814	89,643	102,878
Prepaid expenses and other current assets	23,720	21,292	13,252
Total current assets	703,347	667,545	601,232

PROPERTY AND EQUIPMENT, net	168,498	167,079	166,188
INTANGIBLE ASSETS, net	9,807	10,601	12,506
GOODWILL	91,849	91,849	91,849
DEFERRED TAX ASSETS	3,266	2,072	3,339
OTHER ASSETS	28,223	28,703	28,225
Total assets	$1,004,990	$967,849	$903,339

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$40,390	$41,898	$34,712
Accrued payroll and related expenses	14,064	16,652	14,806
Taxes payable	970	989	902
Other accrued liabilities	10,638	8,727	12,106
Total current liabilities	66,062	68,266	62,526

LONG-TERM LIABILITIES:
Income taxes payable	14,644	14,340	15,588
Other liabilities	15,928	14,899	14,814
Total liabilities	96,634	97,505	92,928

STOCKHOLDERS' EQUITY:
Common stock	28	28	28
Additional paid-in capital	189,790	185,878	190,920
Accumulated other comprehensive loss	(3,249)	(3,155)	(2,163)
Retained earnings	721,787	687,593	621,626
Total stockholders' equity	908,356	870,344	810,411
Total liabilities and stockholders' equity	$1,004,990	$967,849	$903,339

POWER INTEGRATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended			Nine Months Ended
	September 30, 2021	June 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$42,034	$41,881	$14,820	$123,713	$43,898
Adjustments to reconcile net income to cash provided by operating activities
Depreciation	8,126	7,821	6,002	23,400	17,071
Amortization of intangible assets	794	873	1,076	2,699	3,283
Loss on disposal of property and equipment	2,162	21	19	2,200	311
Stock-based compensation expense	9,645	9,200	9,358	27,325	22,049
Amortization of premium on marketable securities	475	124	204	775	525
Deferred income taxes	(1,194)	(263)	(1,179)	(12)	100
Increase (decrease) in accounts receivable allowance for credit losses	(74)	93	309	17	155
Change in operating assets and liabilities:
Accounts receivable	2,554	812	(16,884)	(2,979)	(5,328)
Inventories	(2,171)	866	(842)	11,064	(14,425)
Prepaid expenses and other assets	(472)	(1,248)	2,041	(4,973)	6,133
Accounts payable	(1,420)	4,772	504	6,633	6,365
Taxes payable and other accrued liabilities	(1,724)	1,896	801	(6,157)	(864)
Net cash provided by operating activities	58,735	66,848	16,229	183,705	79,273

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(11,011)	(8,243)	(14,116)	(30,305)	(35,738)
Proceeds from sale of property and equipment	-	10	-	35	331
Purchases of marketable securities	(193,150)	(166,782)	(46,239)	(381,903)	(66,066)
Proceeds from sales and maturities of marketable securities	123,953	96,617	28,033	284,036	86,995
Net cash used in investing activities	(80,208)	(78,398)	(32,322)	(128,137)	(14,478)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	4,058	-	3,364	7,710	9,662
Repurchase of common stock	(9,791)	(26,374)	-	(36,165)	(2,636)
Payments of dividends to stockholders	(7,840)	(7,867)	(6,582)	(23,552)	(18,497)
Net cash used in financing activities	(13,573)	(34,241)	(3,218)	(52,007)	(11,471)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(35,046)	(45,791)	(19,311)	3,561	53,324

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	297,481	343,272	251,325	258,874	178,690

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$262,435	$297,481	$232,014	$262,435	$232,014

Contacts

Joe Shiffler
Power Integrations, Inc.
(408) 414-8528
joe@power.com